Morgan Stanley Income Securities Inc.
                     Item 77(O) 10f-3 Transactions
                   October 1, 2002 - March 31, 2003


Securit  Date    Price   Shares   % of    Total      Purcha  Broker
y        of      Of      Purcha   Assets  Issued     sed
         Purcha  Shares  sed                         By
         se                                          Fund
Interna  10/24/  $99.84  520,00   0.300%  $1,000,00  0.052%  JPMorgan;
tional   02              0                0,000              Deutsche
Paper                                                        Bank
5.85%                                                        Securitie
10/30/1                                                      s;
2                                                            Merrill
                                                             Lynch &
                                                             Co.;
                                                             Salomon
                                                             Smith
                                                             Barney;
                                                             Banc of
                                                             America
                                                             Securitie
                                                             s LLC;
                                                             BNP
                                                             Paribas;
                                                             Commerzba
                                                             nk
                                                             Securitie
                                                             s; Credit
                                                             Suisse
                                                             First
                                                             Boston;
                                                             Tokyo-
                                                             Mitsubish
                                                             i
                                                             Internati
                                                             onal plc;
                                                             UBS
                                                             Warburg

Interna  03/14/  $99.80  100,00   0.050%  $700,000,  0.014%  Salomon
tional   03              0                000                Smith
Paper                                                        Barney;
5.30%                                                        Deutsche
4/1/201                                                      Bank
5                                                            Securitie
                                                             s;
                                                             JPMorgan;
                                                             UBS
                                                             Warburg;
                                                             ABN AMRO
                                                             Incorpora
                                                             ted; Banc
                                                             of
                                                             America
                                                             Securitie
                                                             s LLC;
                                                             BNP
                                                             Paribas;
                                                             Credit
                                                             Suisse
                                                             First
                                                             Boston;
                                                             Merrill
                                                             Lynch &
                                                             Co.;
                                                             Tokyo-
                                                             Mitsubish
                                                             i
                                                             Internati
                                                             onal plc